                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              [ X ]
Filed by a Party other than the Registrant           [   ]

Check the appropriate box:
[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[ X ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sections 240.14a-11(c) or Sections
        240.14a-12


                                THE GATEWAY TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]    No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------
         5)       Total fee paid:

                  -------------------------------------------------------------


[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------------

                                THE GATEWAY TRUST
                        400 TECHNECENTER DRIVE, SUITE 220
                               MILFORD, OHIO 45150

                                October 23, 1998



Dear Shareholder:

         Enclosed you will find a notice, proxy statement, and proxy card regarding a Special Meeting of Shareholders of The Gateway Trust to be held on December 9, 1998.

         This meeting has been called to address some important issues now facing the Trust. Share-holders of the Gateway Fund, the Gateway Small Cap Index Fund, and the Cincinnati Fund will consider the following proposals:

         * ELECTION OF THE BOARD OF TRUSTEES: I am pleased to say that all seven of the current Trustees have agreed to continue to serve and will stand for re-election. Two additional Trustees, portfolio manager J. Patrick Rogers, and James E. Schwab, CEO of a Cincinnati area manufacturer, are also nominated.

         * RATIFICATION OF INDEPENDENT ACCOUNTANTS: The Board of Trustees requests that you ratify their selection of Arthur Andersen LLP as independent accountants to the Trust. Arthur Andersen has served the Trust in this capacity since 1990.

         * AMENDMENTS TO THE DECLARATION OF TRUST: The Board of Trustees recommends that the Declaration of Trust be changed to revise shareholder voting procedures, and to give the Board greater flexibility with respect to future amendments.

         ONLY SHAREHOLDERS OF THE GATEWAY FUND will consider approval of a Distribution Plan and a new Management Agreement with the Fund's current investment adviser, Gateway Investment Advisers, L.P. The Board of Trustees believes that the Fund's interests will be best served by continued asset growth, and that the most effective way to pursue this goal is expanded third-party distribution, which is the objective of these proposals. The Board therefore recommends approval of these proposals. We urge you to read the enclosed proxy statement carefully where these issues are addressed at length. AT PRESENT LEVELS OF ASSETS, ADOPTION OF THESE PROPOSALS WILL NOT INCREASE THE FUND'S TOTAL EXPENSES. SHAREHOLDERS SHOULD BE AWARE THAT THE FUND'S EXPENSE RATIO COMPARES VERY FAVORABLY TO ITS PEERS UNDER PRESENT CIRCUMSTANCES AND IS EXPECTED TO CONTINUE TO DO SO.

         Please review this proxy statement carefully. Then, at your earliest convenience, mark and return the proxy card in the addressed, postage-paid envelope provided. We urge you to exercise your voting rights by marking and returning the proxy card. EVERY VOTE IS IMPORTANT.

                                 Sincerely,

                                 /s/ WALTER G. SALL
                                 ----------------------------
                                 Walter G. Sall
                                 Chairman

                                THE GATEWAY TRUST
                        400 TECHNECENTER DRIVE, SUITE 220
                               MILFORD, OHIO 45150

    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 1998

To the Shareholders:

         A special meeting of shareholders of The Gateway Trust (the "Trust"), consisting of the Gateway Fund, the Gateway Small Cap Index Fund, and the Cincinnati Fund, will be held on December 9, 1998, at 9:00 A.M., Eastern Time, at 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150, for the purpose of considering the following proposals, all as described in the accompanying proxy statement:

         1.   To elect members of the Board of Trustees;
         2. To ratify the selection of Arthur Andersen LLP as the independent accountants for the Trust for each fund's fiscal year ending December 31, 1998;
         3. To approve amendments to the Trust's Declaration of Trust, which include:

              a) requiring the shareholders of all Funds to vote in the aggregate except as otherwise required by the Investment Company Act of 1940; and
              b) allowing the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not adversely affect the rights of any shareholder; and

         To transact such other business as may properly come before the meeting or any adjournment thereof; and

      THE FOLLOWING PROPOSAL APPLIES TO THE GATEWAY FUND SHAREHOLDERS ONLY

              (This proposal does not apply to the Cincinnati Fund
                      or the Gateway Small Cap Index Fund)

         4. To approve new distribution and investment advisory arrangements, which include:

              a) Approval of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and

              b) Approval of a new Management Agreement with Gateway Investment Advisers, L.P., the Gateway Fund's current investment adviser.

         You are entitled to vote at the meeting and any adjournment thereof if you owned shares of a fund at the close of business on October 12, 1998. Whether or not you plan to attend the meeting in person, you may vote by marking, signing, dating, and returning the enclosed proxy card in the enclosed postage-paid envelope

                                              By Order of the Board of Trustees


                                              Donna M. Squeri, Secretary
October 23, 1998


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
         Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it by fax or in the envelope provided. IF YOU SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS LISTED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. Unless proxy cards submitted by corporations and participants are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                                THE GATEWAY TRUST
                        400 TECHNECENTER DRIVE, SUITE 220
                               MILFORD, OHIO 45150


                                 PROXY STATEMENT
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 1998


         This proxy statement is being furnished to the shareholders of The Gateway Trust (the "Trust"), consisting of the Gateway Fund, the Gateway Small Cap Index Fund (the "Small Cap Fund"), and the Cincinnati Fund (each, a "Fund" and collectively, the "Funds"), in connection with a solicitation of proxies by and on behalf of the Trust's Board of Trustees for use at a special meeting of the shareholders of the Trust, to be held on December 9, 1998, at 9:00 A.M. Eastern Time, at 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150, or any adjournment or adjournments thereof (collectively, the "Meeting").

         The persons named as proxies in the enclosed form of proxy will vote in accordance with your direction when the form of proxy is returned properly executed. If you sign, date, and return the form of proxy but give no voting instructions, your shares will be voted:

         1. FOR ALL FUNDS: For the election of members of the Board of Trustees;

         2. FOR ALL FUNDS: For the ratification of the selection of Arthur Andersen LLP as the independent accountants for the Trust for each Fund's fiscal year ending December 31, 1998;

         3. FOR ALL FUNDS: For the approval of amendments to the Trust's Declaration of Trust which include:

              a) requiring the shareholders of all Funds to vote in the aggregate except as otherwise required by the Investment Company Act of 1940; and

              b) allowing the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not adversely affect the rights of any shareholder; and

FOR ALL FUNDS, at the discretion of the holders of the proxy, on any other business as may properly come before the Meeting or any adjournment thereof; and

         4. FOR GATEWAY FUND SHAREHOLDERS ONLY: For the approval of new distribution and investment advisory arrangements, which include:

              a) Approval of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended; and

              b) Approval of a new Management Agreement with Gateway Investment Advisers, L.P., the Gateway Fund's current investment adviser (the "Adviser").

         You may revoke your form of proxy by giving another proxy or by letter directed to the Trust showing your name and account number. To be effective, such revocation must be received prior to the Meeting. If you wish, you may cancel any proxy previously given by attending the Meeting and voting by ballot at the Meeting. The proxy statement, along with the Notice of Meeting and proxy card(s) will first be mailed to shareholders on or about October 23, 1998.

         As of September 28, 1998, there were 237,765.090 shares or 1.1% of Gateway Fund, 506,283.673 shares or 44.6% of Gateway Small Cap Index Fund, and 93,200.877 shares or 7.3% of Cincinnati Fund held in a fiduciary capacity by the Adviser, pursuant to agreements under which the Adviser has investment and voting power. The Adviser will vote these shares in favor of all proposals.

         Also as of September 28, 1998: BT Alex. Brown, Inc. Mutual Fund Department of Baltimore, Maryland held 9,162,059.636 shares or 43.8%, Charles Schwab and Company Inc. of San Francisco, California held 2,880,629.815 shares or 13.8%, and the Trustees and officers of the Trust as a group held 238,284.259 shares or 1.1% of Gateway Fund's outstanding shares; BT Alex. Brown, Inc. Mutual Fund Department of Baltimore, Maryland held 80,569.265 shares or 7.1%, and the Trustees and officers of the Trust as a group held 27,259.467 shares or 2.4% of Gateway Small Cap Index Fund's outstanding shares; and FirstCinco common trust fund, Cincinnati, Ohio held 200,000 shares or 15.7%, and the Trustees and officers of the Trust as a group held 37,108.570 shares or 2.9% of the Cincinnati Fund's outstanding shares.

         Management does not know of any other person who beneficially owned 5% or more of a Fund's outstanding shares as of September 28, 1998.

         As of the close of business on the record date of October 12, 1998, there were 20,929,103.537 shares of the Gateway Fund outstanding, 1,134,346.442 shares of the Gateway Small Cap Index Fund outstanding, and 1,269,741.018 shares of the Cincinnati Fund outstanding.

         The presence in person or by proxy at the Meeting of the owners of one-third of the shares entitled to vote is required for a quorum. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against any proposal, because the required vote is a percentage of the shares present or outstanding.

         A COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, AND SEMI-ANNUAL REPORT FOR THE PERIOD ENDED JUNE 30, 1998, CONTAINING FINANCIAL AND OTHER INFORMATION, WILL BE FURNISHED WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST, BY THE GATEWAY TRUST, 400 TECHNECENTER DRIVE, SUITE 220, MILFORD, OHIO 45150, TELEPHONE NUMBER (800) 354-6339.

         A shareholder receiving this proxy statement may hold shares in one or more of the Funds. A separate proxy card with respect to each Fund in which a shareholder owns shares accompanies this proxy statement. A shareholder may execute proxies or vote at the Meeting with respect to all shares owned in each of the Funds.

-------------------------------------------------------------------------------


                                   PROPOSAL 1.
                       FOR ALL FUNDS: ELECTION OF TRUSTEES

-------------------------------------------------------------------------------

         The Board of Trustees has decided to expand the size of the Board from seven to nine and, accordingly, has nominated the nine individuals identified on the following page for election to the Board. The nine Trustees elected will constitute the entire Board of Trustees. Each trustee will hold office until his or her successor is selected and qualified, or until he or she sooner reaches the age of 75, dies, resigns, or is removed. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of all nine nominees. Each of the nominees has indicated a willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known or anticipated, unless the Board reduces the number of trusteeships, or you have withheld authority as to the election of the Trustees, your proxies will be voted for such other nominee or nominees as the Board may recommend.

         Seven of the nominees are currently Trustees of the Trust; J. Patrick Rogers and James E. Schwab are not. Mr. Rogers is currently the President of the Trust and of the Adviser. Mr. Schwab is not affiliated with the Trust or the Adviser. The nominees for election, their ages, a description of their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company"), and their principal occupations are listed in the following table.

-------------------------------------------------------------------------------

            NOMINEE                  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
-------------------------------- -----------------------------------------------

Walter G. Sall*                  Chairman and Trustee of the Trust; Chairman of
Age: 53                          the Adviser; various senior management
                                 positions and offices held with the Trust, the Company, and the Adviser since 1977.

-------------------------------- -----------------------------------------------

J. Patrick Rogers*               President of the Trust since 1997; President of
Age: 34                          the Adviser since 1995; portfolio manager of
                                 the Funds since 1997; co-portfolio manager of the Funds from 1995 to 1997; various senior management positions and offices held with the Trust and the Adviser since 1989.

-------------------------------- -----------------------------------------------

James M. Anderson                Trustee of the Trust since April 1997;
Age: 56                          Children's Hospital Medical Center, President
                                 and Chief Executive Officer since November
                                 1996, Chairman of the Board of Trustees from 1992 through 1996, and Trustee since 1979; Taft
                                 Stettinius & Hollister (law firm), Partner from
                                 1982 to November 1996; Access Corporation
                                 (software distributor), Secretary from 1985 to 1996, Consultant from 1996 to 1997, and
                                 Director 1997 to 1998; Cincinnati Stock
                                 Exchange, Trustee since 1978; River City
                                 Insurance Limited, Director since 1991.

-------------------------------- -----------------------------------------------

Stefen F. Brueckner              Trustee of the Trust since October 1992;
Age: 49                          President, ProMutual Group (a professional
                                 liability insurance company) since 1998;
                                 Director, President, and Chief Executive
                                 Officer, Anthem Companies, Inc. (health
                                 insurer) 1995 to 1998; Director and President of Community Mutual Insurance Company (health insurer) from 1991 to 1998, and various management positions from 1986 to 1998.
                                 Director of Anthem Health and Life Insurance
                                 Company, Anthem Life Insurance Company, and various other affiliates and subsidiaries.

-------------------------------- -----------------------------------------------

Kenneth A. Drucker               Director of the Company from January 1984 to
Age: 53                          May 1986; Trustee of the Trust since April
                                 1986; Vice President and Treasurer, Sequa
                                 Corporation (gas turbine and industrial
                                 equipment) since November 1987.

-------------------------------- -----------------------------------------------

Beverly J. Fertig                Trustee of the Trust since September 1988;
Age: 68                          arbitrator, National Association of Securities
                                 Dealers, Inc., since January 1992; Vice
                                 President, Marketing and Communications,
                                 Coffee, Sugar and Cocoa Exchange from January
                                 1989 to December 1991; Executive Director,
                                 National Institutional Options and Futures
                                 Society, March 1988 to December 1988; prior thereto, Vice President, Institutional
                                 Marketing, Chicago Board Options Exchange.

-------------------------------- -----------------------------------------------

R.S. (Dick) Harrison             Director of the Company from 1977 to 1982;
Age: 66                          Trustee of the Trust since April 1996;
                                 Director/Chairman of the Board, Baldwin Piano &
                                 Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ
                                 Company. Director of Sencorp and Anderson Bank of Cincinnati, OH and Trustee of Kenyon
                                 College.

-------------------------------- -----------------------------------------------

William H. Schneebeck            Director of the Company from September 1977 to
Age: 69                          May 1986; Trustee of the Trust since April
                                 1986; retired, formerly Chairman of Midwestern
                                 Fidelity Corporation (a financial holding company).

-------------------------------- -----------------------------------------------

James E. Schwab                  President of XTEK, Inc. (a manufacturing
Age: 55                          company), from November 1995 to present, Vice
                                 President of XTEK, Inc. from October 1994 to
                                 November 1995; various executive positions with American Financial Corporation and its affiliates from 1985 to 1994, including Senior
                                 Vice President of General Cable Corporation from 1992 to 1994 and Senior Vice President of the Penn Central Corporation (now called the
                                 American Financial Group) from 1989 to 1992.

-------------------------------- -----------------------------------------------

 * Messrs. Sall and Rogers are deemed to be "interested persons" of the Trust as those terms are defined in the 1940 Act because of their respective associations with the Trust and the Adviser.

         The shares of each Fund beneficially owned by each nominee, as of September 28, 1998, is shown in the following table. For this purpose, "beneficial ownership" is defined in the regulations under section 13(d) of the Securities Exchange Act of 1934. The information is based on statements furnished to the Trust by the nominees. Unless otherwise indicated, no trustee or officer beneficially owned more than 1% of the shares outstanding of any Fund.

================================================================================
                         GATEWAY FUND        GATEWAY SMALL
                                            CAP INDEX FUND      CINCINNATI FUND

--------------------------------------------------------------------------------
      NOMINEE               SHARES               SHARES              SHARES
--------------------------------------------------------------------------------
Walter G. Sall            44,074.207           2,194.306             4,786.607
--------------------------------------------------------------------------------
J. Patrick Rogers          6,505.141             934.368             1,877.069
--------------------------------------------------------------------------------
James M. Anderson              0.000               0.000                 0.000
--------------------------------------------------------------------------------
Stefen F. Brueckner        2,073.692               0.000                72.818
--------------------------------------------------------------------------------
Kenneth A. Drucker         5,234.301           6,799.907                 0.000
--------------------------------------------------------------------------------
Beverly J. Fertig         10,584.322               0.000             1,197.477
--------------------------------------------------------------------------------
R. S. (Dick) Harrison    103,766.783               0.000                 0.000
--------------------------------------------------------------------------------
William H. Schneebeck*    59,003.271          15,613.252            24,196.511
--------------------------------------------------------------------------------
James E. Schwab                0.000               0.000                 0.000
================================================================================

     * William H. Schneebeck owns 1.37% of the Gateway Small Cap Index Fund and 1.90% of the Cincinnati Fund. All other individual nominee's holdings are less than 1% of shares outstanding in each Fund.


COMMITTEES

         The Board of Trustees has established three standing committees: an Audit Committee, a Nominating Committee, and a Dividend Declaration Committee.

         Messrs. Drucker (Chairman), Harrison, and Schneebeck serve on the Audit Committee. The functions of the Audit Committee include: reviewing the annual financial statements of the Funds; recommending the engagement of the Funds' independent accountants; reviewing the arrangements for and scope of the annual audit; reviewing comments made by the independent accountants with respect to internal controls and the considerations given or the corrective action taken by management; and reviewing non-audit services provided by the independent accountants.

         Messrs. Drucker and Schneebeck serve on the Nominating Committee. The Nominating Committee has, as its principal role, the consideration and recommendation of individuals for nomination as Trustees.

         The Dividend Declaration Committee is comprised of the Trust's Chairman, and one member of the Trust's Audit Committee and one additional member of the Board of Trustees, selected for each meeting by the Chairman. The Committee has as its principal role the review, approval, and authorization of dividend payments.

         For the fiscal year ended December 31, 1997, the Board of Trustees met four times. During the same period, the Audit Committee met twice, the Nominating Committee met once, and the Dividend Declaration Committee met four times. No trustee attended fewer than 75% of the total number of Board meetings or meetings of committees on which such trustee served.

         Those Trustees who are not affiliated with the Adviser are paid (a) an annual fee of $3,000; (b) a $500 base fee plus $100 per fund for each regular or special meeting of the Board attended; (c) $200 per fund ($1,000 per fund for the Chairman) for each Audit Committee meeting attended; and (d) $100 per fund for each Nominating Committee meeting attended. Trustees are not compensated for attending Dividend Declaration Committee meetings. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings.


COMPENSATION TABLE

         The following table provides certain information relating to the compensation for each of the Trustees of the Trust for the fiscal year ended December 31, 1997.

           ==============================================================
                                                 TOTAL COMPENSATION
                        NAME                        FROM TRUST
           ------------------------------- ------------------------------
             James M. Anderson                      $  3,300
           ------------------------------- ------------------------------
             Stefen F. Brueckner                       6,600
           ------------------------------- ------------------------------
             Kenneth A. Drucker                       12,200
           ------------------------------- ------------------------------
             Beverly J. Fertig                         6,600
           ------------------------------- ------------------------------
             R. S. (Dick) Harrison                     7,400
           ------------------------------- ------------------------------
             Walter G. Sall                                0
           ------------------------------- ------------------------------
             William H. Schneebeck                     8,100
           ==============================================================


OFFICERS

         The principal occupations of the executive officers of the Trust who are not also nominees for election as Trustees are as follows:

================================================================================

  EXECUTIVE OFFICERS                 BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------------------- --------------------------------------------

  Geoffrey Keenan                  Vice President of the Trust since April 1996;
  Age: 40                          Chief Operating Officer, Gateway Investment
                                   Advisers, L.P. since December 1995; Executive
                                   Vice President and Chief Operating Officer,
                                   Gateway Investment Advisers, Inc. since 1995;
                                   Vice President, Gateway Investment Advisers,
                                   Inc. from 1991 to 1995.
---------------------------------- --------------------------------------------

  Paul R. Stewart                  Treasurer of the Trust since October 1995;
  Age: 33                          Chief Financial Officer of the Adviser since
                                   1996, Controller of the Adviser from October
                                   1995 to December 1996; Audit Manager and
                                   Senior, Price Waterhouse LLP from September
                                   1992 to 1995 and from August 1988 to August
                                   1991.
---------------------------------- --------------------------------------------

  Donna M. Squeri                  Secretary of the Trust since October 1995;
  Age: 39                          Secretary and General Counsel of the Adviser
                                   since September 1995; in-house counsel of
                                   Bartlett & Co., a registered investment
                                   adviser, from October 1984 to September 1993.
================================================================================

         The address of each of the previous-listed persons is 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150. No executive officer of the Trust received compensation from the Trust for his or her service as officer.

         Trustees may be elected by a vote of the holders of a plurality of the shares present, in person or by proxy, at the Meeting. Shares of each Fund shall be voted as a single class for purposes of PROPOSAL 1.

-------------------------------------------------------------------------------
         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                   PROPOSAL 2.
       FOR ALL FUNDS: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

-------------------------------------------------------------------------------

         Under this proposal, shareholders of the Trust are asked to ratify the Board's selection of Arthur Andersen LLP as the Trust's independent accountants ("Auditors") for the fiscal year ending December 31, 1998. The Trust's Auditors audit each Fund's financial statements for each year and review its federal and state annual income tax returns. Arthur Andersen LLP has served as the Trust's Auditors since 1990. The Board of Trustees selected Arthur Andersen LLP based upon its industry experience, depth of expertise, and fees charged.

         Representatives of Arthur Andersen LLP are not expected to be present at the Meeting. If the selection is not ratified by the shareholders, the Board will take such action as is necessary or appropriate in the best interests of the Trust's shareholders, subject to legal requirements.

-------------------------------------------------------------------------------
         THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                   PROPOSAL 3.
      FOR ALL FUNDS: APPROVAL OF AMENDMENTS TO THE DECLARATION OF TRUST TO
           REVISE SHAREHOLDER VOTING PROCEDURES (PROPOSAL 3A), AND TO
              REVISE PROCEDURES FOR FUTURE AMENDMENTS (PROPOSAL 3B)

-------------------------------------------------------------------------------

         The Declaration of Trust is the document that governs the operations of the Trust. The Board of Trustees has proposed that the Declaration of Trust be amended to revise certain requirements related to shareholder voting and to revise procedures for amending the Declaration of Trust. This summary is qualified in its entirety by reference to the proposed text of the Amendments to the Declaration of Trust which are attached hereto as EXHIBIT A.

-------------------------------------------------------------------------------

                                  PROPOSAL 3A.
            FOR ALL FUNDS: AMENDMENT OF SHAREHOLDER VOTING PROCEDURES

-------------------------------------------------------------------------------

         The Declaration of Trust currently requires that, in most cases, shareholders of each Fund vote separately on matters submitted for their approval. The Funds vote in the aggregate only if the Investment Company Act of 1940 (the "1940 Act") requires that all shareholders of the Trust vote in the aggregate. In most cases, this means that a majority of each Fund must approve each matter separately in order to approve it for the Trust as a whole. As a result, the shareholders of one Fund could defeat a proposal for the entire Trust, even though the share-holders of that Fund represent only a small fraction of all shareholders.

         The Trustees have determined that the voting requirements of the Trust would be more equitable if the decisions affecting the Trust as a whole were decided by the shareholders as a whole. The proposed amendment would require that, in most cases, shareholders of the Trust vote in the aggregate on matters submitted for their approval. Funds would only vote separately if required by the 1940 Act.

         Approval of PROPOSAL 3A requires the affirmative vote of the holders of a majority of the shares of each Fund entitled to vote at the Meeting. Shares of each Fund shall be voted as a separate class for purposes of PROPOSAL 3A. The Amendment to the Declaration of Trust would become effective upon adoption by the share-holders. If it is not approved by the Trust's shareholders, the Trustees will take such action as they deem necessary or appropriate in the best interests of the Trust's shareholders, subject to legal requirements.

-------------------------------------------------------------------------------
        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3A.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------

                                  PROPOSAL 3B.
          FOR ALL FUNDS: AMENDMENT OF PROCEDURES FOR FUTURE AMENDMENTS

-------------------------------------------------------------------------------

         This Amendment to the Declaration of Trust would permit the Trustees to further amend the Declaration of Trust without shareholder approval if the amendment does not adversely affect the rights of any shareholder. There are situations where changes in the mutual fund industry, the operations of the Trust, the laws and regulations governing the Trust, or other changes in circumstances make it necessary or desirable to amend the Declaration of Trust. Allowing the Trustees to amend the Declaration of Trust would give the officers and Trustees the ability to respond more effectively to such situations without burdening the shareholders with the substantial costs of a special shareholder meeting.

         Approval of PROPOSAL 3B requires the affirmative vote of the holders of a majority of the shares of each Fund entitled to vote at the Meeting. Shares of each Fund shall be voted as a separate class for purposes of PROPOSAL 3B. The Amendment to the Declaration of Trust would become effective upon adoption by the shareholders. If it is not approved by the Trust's shareholders, the Trustees will take such action as they deem necessary or appropriate in the best interests of the Trust's shareholders, subject to legal requirements.

-------------------------------------------------------------------------------
        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3B.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   PROPOSAL 4.
                       FOR GATEWAY FUND SHAREHOLDERS ONLY:
                APPROVAL OF DISTRIBUTION PLAN (PROPOSAL 4A), AND
     APPROVAL OF NEW MANAGEMENT AGREEMENT FOR THE GATEWAY FUND (PROPOSAL 4B)

-------------------------------------------------------------------------------

         Over the last three years, a substantial majority of the new shareholders of the Gateway Fund have purchased the Fund through broker/dealers and other third-party distribution channels. The Fund has been sold most successfully through financial intermediaries who have been attracted to the Fund's unique investment strategy, and who have been able to explain the strategy and its benefits to their customers. As a result of the Fund's growth, existing shareholders have benefited from a declining expense ratio, and the Fund's expense ratio has compared very favorably to its peers.

         The Board of Trustees believes that the Fund's interests will be best served by continued asset growth, and that the most promising source of that growth is expanded third-party distribution. Management of the Fund and the Board of Trustees believe that, for the reasons discussed below, present limitations on the Fund's ability to access third-party distribution channels will not only limit future growth, but will cause reductions in the Fund's size with accompanying increases in the Fund's expense ratio.

         The Board of Trustees believes that it is important to adopt policies that help the Fund avoid declining assets and instead promote continued asset growth. The Board believes that this can best be accomplished by adopting a distribution plan which will give the Fund the opportunity to expand third-party distribution.

         Under existing arrangements, third parties have been compensated for their sales efforts by the Adviser, out of its own resources, and not by the Fund. When such payments are made by the Adviser to third parties who actively solicit investments in the Fund, the payments fall under provisions of the Investment Advisers Act of 1940 which impose paperwork and disclosure requirements in excess of common mutual fund industry sales practices. These legal requirements have been a significant obstacle to the establishment of additional distribution relationships for the Fund.

         A mutual fund can pay its own distribution expenses under a distribution plan which conforms to Rule 12b-1 of the Investment Company Act of 1940 (the "Distribution Plan"). Such plans have become common among mutual funds. Distribution expenses paid under such plans do not require the additional paperwork and disclosures to which Fund sales are subject under present circumstances. The Trustees believe that a Distribution Plan would significantly enhance the Fund's ability to expand distribution. Therefore, the Trustees are strongly recommending that the Gateway Fund adopt the proposed Distribution Plan, under which the Fund will pay its own distribution expenses.

         In conjunction with the proposed Distribution Plan, the Trustees and the Adviser have proposed that the Trust enter into a new investment advisory contract with the Adviser (the "New Contract") for the Gateway Fund whereby the Adviser will no longer pay the Fund's distribution expenses. To offset the shift of distribution expenses from the Adviser to the Fund, the New Contract provides that the Fund's expenses under the Distribution Plan will reduce the fees paid to the Adviser dollar for dollar. Thus, adoption of the Distribution Plan will not increase the Fund's expense ratio.

         Further, as part of the proposed New Contract the Adviser has proposed to absorb expenses of Reporting to Shareholders and to forego separate compensation for its administration, transfer agency, shareholder services, and accounting services as to the Fund. Under the current arrangements, these expenses are borne by the Fund. Effectively this will restructure the Adviser's fee such that all of the services the Adviser provides to the Fund are included in a single asset-based fee. That fee has been proposed at a level so that the Fund's expense ratio at current asset levels will be nearly identical to the Fund's expense ratio under the current investment advisory contract (see table on page 14).


-------------------------------------------------------------------------------

                                  PROPOSAL 4A.
        FOR GATEWAY FUND SHAREHOLDERS ONLY: APPROVAL OF DISTRIBUTION PLAN

-------------------------------------------------------------------------------

         On September 24, 1998, the Board of Trustees, by unanimous vote of all Trustees present, as well as all Trustees present who have no financial interest in the Distribution Plan or any agreement related thereto (the "Qualified Trustees"), approved the Distribution Plan. The following is a summary of the significant provisions of the Distribution Plan. This summary is qualified in its entirety by reference to the Distribution Plan, which is attached hereto as EXHIBIT B.

         Under the Distribution Plan, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising share-holders of the Fund regarding the Fund, that hold shares for shareholders in omnibus accounts or as shareholders of record, or that provide shareholder support or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel who engage in or support distribution; (c) costs of preparing, printing, and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities; and (e) costs of preparing, printing and distributing sales literature. The expenditures to be made by the Trust pursuant to the Plan and the basis upon which payment of such expenditures will be made is determined by the Trustees, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of 0.50% of the average daily net asset value of the Fund.


FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

         Prior to approving the Distribution Plan, the Board of Trustees was provided with detailed information relating thereto. Among other things, the Trustees considered information relating to the merits of certain possible alternatives to the Distribution Plan, the potential costs and benefits of the Distribution Plan to shareholders, and the likelihood that the Distribution Plan would succeed in producing its intended results.

         In approving the Distribution Plan, the Trustees considered management's analysis of the Fund's distribution system and discussed the likelihood of retaining assets without a Distribution Plan, as well as the likelihood of growth of the Fund without a Distribution Plan. The Trustees discussed at length all the features of the distribution system of the Trust, including (1) the current distribution expenses paid by the Adviser, (2) management's belief that the Distribution Plan expenditures would be attractive to the broker/dealers and other third-party distribution channels, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, and (4) the Fund's estimated expenses and costs under the Distribution Plan.

         In particular, the Trustees concluded that it was likely that the Distribution Plan would enable the Fund to increase its assets and realize reductions in the Fund's expense ratio, and that it was likely that the Fund's assets would shrink without the Distribution Plan, with resultant increases in the Fund's expense ratio. The Trustees also considered, as discussed above, that the Fund's expenses under the Distribution Plan would reduce, dollar for dollar, the fees paid to the Adviser under the proposed New Contract discussed below.

         Following their consideration, the Trustees, including the Qualified Trustees, concluded that the fees payable by the Fund under the Distribution Plan were reasonable in view of the anticipated benefits of the Distribution Plan. The Trustees, including a majority of the qualified Trustees, determined that approval of the Distribution Plan would be in the best interests of the Gateway Fund and would have a reasonable likelihood of benefiting the Fund and its shareholders, once established. Accordingly, the Board of Trustees approved the Distribution Plan.


ADDITIONAL INFORMATION REGARDING THE DISTRIBUTION PLAN

         The Distribution Plan also provides that (a) at least quarterly, the Treasurer of the Trust will submit to the Board of Trustees, and the Trustees will review, reports regarding all amounts expended under the Distribution Plan and the purposes for which such expenditures were made, (b) the Distribution Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of Trustees, as well as by the Qualified Trustees, acting in person at a meeting called for that purpose, (c) the maximum amount of expenses payable by the Fund under the Distribution Plan shall not be increased without the affirmative vote of the holders of a majority of the Fund's shareholders, and (d) while the Distribution Plan remains in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Qualified Trustees.

         If the proposed Distribution Plan is approved by the Fund's shareholders, the Distribution Plan will take effect January 1, 1999, and remain in effect for one year unless terminated prior thereto in accordance with its terms. Thereafter it will continue in effect from year to year, so long as its continuance is approved annually by a vote of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

         An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for approval of PROPOSAL 4A. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares, whichever is less. Approval of PROPOSAL 4A is contingent upon shareholder approval of PROPOSAL 4B. If the proposed Distribution Plan and PROPOSAL 4B are not approved by the share-holders of the Gateway Fund, the Board will take such action as is necessary or appropriate in the best interest of the Fund's shareholders, subject to legal requirements.

-------------------------------------------------------------------------------
        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4A.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                  PROPOSAL 4B.
                       FOR GATEWAY FUND SHAREHOLDERS ONLY:
                   APPROVAL OF PROPOSED MANAGEMENT AGREEMENT

-------------------------------------------------------------------------------


CURRENT INVESTMENT ADVISORY CONTRACT

         The current investment advisory contract between the Adviser and the Trust for the Gateway Fund (the "Current Contract") was approved by shareholders on December 11, 1995, and has been in effect since December 15, 1995. It was submitted to shareholders for approval because the previous investment advisory contract was automatically terminated when the Adviser was reorganized from a corporation to a limited partnership and, as a result, ownership of the Adviser changed.

         Under the terms of the Current Contract, the Adviser provides investment advisory and management services to the Gateway Fund. In providing these services, the Adviser supervises the investment and reinvestment of the cash, securities, or other properties comprising the assets of the Fund, subject at all times to the policies applicable to the Fund and to the control of the Board of Trustees of the Trust. For these services, the Adviser receives a monthly fee computed at an annual rate of: 0.90% of the first $50 million of the average daily net asset value of the Fund; 0.70% of the average daily net asset value of the Fund in excess of $50 million and up to $100 million; and 0.60% of the average daily net asset value of the Fund in excess of $100 million.

         The Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding the Fund's investments, (ii) office space, including secretarial, clerical, and other office help, telephones, securities valuations, and other office equipment, and (iii) the services of all officers of the Trust (the "Advisory Expenses"). The Adviser also pays all expenses incurred in connection with (i) advertising and other marketing expenses in connection with the sale of shares of the Gateway Fund and with the expense of printing and distributing all the Trust's registration statements and related documents regarding the Gateway Fund to prospective shareholders (the "Distribution Expenses"), and (ii) association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute. Except for those expenses, the Gateway Fund pays all other operating expenses of the Fund. Under the Current Contract, the Adviser has agreed to reimburse the Trust if the Gateway Fund's operating expenses (including compensation paid to the Adviser but excluding taxes, interest, brokerage commissions, and "extraordinary expenses") exceed 1.50% of the average daily net asset value of the Gateway Fund. Any expense reimbursement with respect to the Gateway Fund pursuant to this expense limitation is limited on an annual basis to the compensation received by the Adviser from the Gateway Fund pursuant to the Current Contract.

         For the fiscal year ended December 31, 1997, the Adviser received fees from the Gateway Fund totaling $2,021,607, including fees of $1,530,637 for its investment advisory services to the Fund under the Current Contract, and $490,970 for its services to the Fund as administrator, transfer agent, fund accountant, and shareholder services agent under the Services Agreement with the Trust (the "Services Agreement"). These services will continue to be provided if the New Contract is approved, but the Adviser will receive no separate compensation for its services to the Gateway Fund under the Services Agreement.

NEW MANAGEMENT AGREEMENT

         The Adviser will continue to provide the same services to the Fund under the New Contract as it does under the Current Contract. The following is a summary of the significant differences between the Current Contract and the New Contract. This summary is qualified in its entirety by reference to the New Contract, which is attached hereto as EXHIBIT C.

         With respect to expenses:

         * Under the New Contract the Adviser will no longer pay the Distribution Expenses. However, the Fund's expenses under the Distribution Plan will reduce, dollar for dollar, the total fees paid to the Adviser.

         * Under the New Contract the Adviser will continue to bear the cost of all Advisory Under s, the New Contract the Adviser will also pay expenses of printing and distributing all registration statements, prospectuses, and reports to current shareholders, cost of printing and transmitting reports to governmental agencies, and printing and mailing costs. Under the Current Contract, these expenses are borne by the Fund.

         * Under the New Contract, the Adviser will forego compensation with respect to the Fund under the Services Agreement, thereby combining all fees paid to the Adviser by the Fund into a single asset-based fee.

         The fee under the New Contract is a daily fee computed at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund, minus (b) the amount of the Fund's expenses incurred pursuant to its Distribution Plan. If the New Contract and the Distribution Plan had been in effect for the fiscal year ended December 31, 1997, the Adviser would have received $1,639,731, or 0.735% of the Fund's average daily net assets, for its advisory, management, and other services. The Fee has been set at a level so that, at current asset levels, the Fund's expense ratio (total operating expenses, as a percentage of average daily net assets) will be nearly identical to the Fund's expense ratio under the Current Contract. The following table compares the actual fees and expenses that the Gateway Fund incurred under the Current Contract for the fiscal year ended December 31, 1997, to the fees and estimated expenses under the New Contract had it been in effect during 1997. The table also compares the Fund's projected fees and expenses under the Current Contract with estimated fees and expenses under the New Contract for the year ending December 31, 1998. All fees and expenses are expressed as a percentage of average net assets.

=============================================================================================

                                              1997                          1998
                                  ----------------------------- -----------------------------
          GATEWAY FUND               CURRENT          NEW          CURRENT          NEW
                                    CONTRACT        CONTRACT      CONTRACT        CONTRACT
--------------------------------- -------------- -------------- -------------- --------------
  Management Fee                      0.690%         0.735%         0.665%         0.675%
--------------------------------- -------------- -------------- -------------- --------------

  Fees under Services Agreement *     0.221%          N/A           0.216%          N/A
--------------------------------- -------------- -------------- -------------- --------------

  Reporting to Shareholders **        0.046%          N/A           0.045%          N/A
--------------------------------- -------------- -------------- -------------- --------------

  Distribution Expenses ***            N/A           0.190%          N/A           0.250%
--------------------------------- -------------- -------------- -------------- --------------

  SUBTOTAL                            0.957%         0.925%         0.926%         0.925%
--------------------------------- -------------- -------------- -------------- --------------

  Other Expenses                      0.111%         0.111%         0.098%         0.098%
--------------------------------- -------------- -------------- -------------- --------------

  TOTAL OPERATING EXPENSES            1.068%         1.036%         1.024%         1.023%
=============================================================================================

* Under the Current Contract, "Fees under Services Agreement" are paid by the Fund. Under the New Contract the Adviser will forego compensation under the Services Agreement with respect to the Gateway Fund.

** Under the Current Contract, expenses listed as "Reporting to Shareholders" are paid by the Fund. Under the New Contract these expenses will be paid by the Adviser.

*** Under the Current Contract, Distribution Expenses are paid by the Adviser, out of its own resources. Under the New Contract, Distribution Expenses will be paid by the Fund, however the sum of the Management Fee and the Distribution Expenses will always equal 0.925%.

         If the New Contract is approved by the Fund's shareholders, it will take effect on January 1, 1999, and remain in effect for a period of two years. Thereafter, it will continue in effect from year to year, if approved annually by a vote of the Board and by a vote of the majority of the independent Trustees.


MANAGEMENT OF THE ADVISER

         The Adviser, a Delaware limited partnership, has acted as the investment adviser for each series of the Trust since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Trust from its formation in 1986 until December 15, 1995. The Adviser is the successor in interest to the assets, business, and personnel of GIA. The Adviser is a limited partnership in which GIA is the general partner with a 76% partnership interest. The sole limited partner of the Adviser is Alex. Brown Investments Incorporated, an affiliate of BT Alex. Brown Incorporated, a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. The Fund paid a total of $1,750 of brokerage commissions to BT Alex. Brown Incorporated for the year ended December 31, 1997, which was 0.30% of the entire amount of commissions paid to all brokers by the Fund. The principal and controlling shareholders of GIA are Walter G. Sall (Chairman of the Adviser) and J. Patrick Rogers (President of the Adviser). Geoffrey Keenan is the Chief Operating Officer, Paul R. Stewart is the Chief Financial Officer, and Donna M. Squeri is Secretary and General Counsel of the Adviser.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

         At their meeting on September 24, 1998, all Trustees present, including all of the independent Trustees present, considered and unanimously approved the New Contract. Senior management of the Adviser presented detailed information regarding the revised fee structure of the New Contract and its likely impact on shareholders. In considering the New Contract, the Trustees reviewed the services to be provided by the Adviser, analyzing factors they deemed relevant, including (i) the nature, quality, and scope of the services to be provided,
(ii) the ability of the Adviser to provide such services, and (iii) the reasonableness and fairness of the proposed fees in relation to the services to the Gateway Fund. The Trustees also reviewed the fees to be paid to the Adviser in light of (i) the expenses of the Fund that would be paid by the Adviser, (ii) fees paid to other investment managers by comparable funds, and (iii) fees paid by other funds of the Trust.

         In evaluating the New Contract, there was considerable discussion by the Trustees about the proposed fee structure. The Trustees placed importance on the fact that the Fund's expense ratio under the New Contract would compare very favorably to its peers, particularly in light of the special expertise and significant time commitment required of the Adviser to implement the Fund's unique investment strategy. Although the Trustees recognized that if Fund assets increase, the Fund's expense ratio would decline more slowly under the New Contract than under the Current Contract, they concluded, as discussed above, that it was likely that the Fund assets would not increase unless the Distribution Plan and New Contract were adopted. They also recognized that at asset levels below current levels, the expense ratios under the New Contract would be lower than under the Current Contract. After consideration of these and other factors, the Trustees, including a majority of the independent Trustees, approved the New Contract.

         An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for approval of PROPOSAL 4B. As defined in the 1940 Act , a vote of the holders of a majority of the outstanding shares means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding vote shares, whichever is less. Approval of PROPOSAL 4B is contingent upon shareholder approval of PROPOSAL 4A. If the New Contract and PROPOSAL 4A are not approved by the shareholders of the Gateway Fund, the Current Contract will remain in place with respect to the Fund and the Board of Trustees will consider whether other action should be taken.

-------------------------------------------------------------------------------
        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 4B.

-------------------------------------------------------------------------------



SHAREHOLDER PROPOSALS

         The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.

         Shareholders should be aware that annual meetings of shareholders of the Trust are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder meeting. If a shareholder meeting is called for any purpose, shareholder proposals to be presented must be received by the Trust at its principal office within a reasonable time before the proxy solicitation is made.

COST OF SOLICITATION

         The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, and Proxy and any additional material relating to the meeting and the cost of soliciting proxies will be borne by the Trust. In addition to solicitation by mail, the Trust will request banks, brokers, and other custodial nominees and fiduciaries to supply proxy material to the beneficial owners of shares of whom they have knowledge, and will reimburse them for their expenses in so doing. Certain officers and employees of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.


OTHER MATTERS

         The Trust's Board of Trustees knows of no other matters to be presented at the meeting other than as set forth above. However, if any other matters properly come before the meeting, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their judgment, and discretionary authority to do so is included in the proxy.

                                              By Order of the Board of Trustees


                                              Donna M. Squeri, Secretary

Dated:  October 23, 1998

PROXY
                                THE GATEWAY TRUST
                          GATEWAY SMALL CAP INDEX FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 9, 1998

         The undersigned shareholder of the Gateway Small Cap Index Fund (the "Fund"), a portfolio of The Gateway Trust (the "Trust"), hereby nominates, constitutes and appoints Geoffrey Keenan and Paul R. Stewart, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150 on December 9, 1998 at 9:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         PROPOSAL 1.       ELECTION OF TRUSTEES

                  To elect the nine persons below to serve as trustees of the Trust until their successors are elected and have been qualified:

                                 Walter G. Sall
                                J. Patrick Rogers
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                              R.S. (Dick) Harrison
                              William H. Schneebeck
                                 James E. Schwab


            [   ] AUTHORITY GIVEN             [   ] AUTHORITY WITHHELD

                  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU
WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW

----------------------------------------------------------------

         PROPOSAL 2.       RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS.

                  Ratification of the selection of Arthur Andersen LLP as independent accountants of the Trust for the fiscal year ending December 31, 1998.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

         PROPOSAL 3.       APPROVAL OF AMENDMENTS TO THE TRUST'S DECLARATION OF
                           TRUST.

                  3a. Approval of Amendment to the Trust's Declaration of Trust requiring the shareholders of all Funds to vote in the aggregate except as otherwise required by the Investment Company Act of 1940.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

                  3b. Approval of Amendment to the Trust's Declaration of Trust allowing the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not adversely affect the rights of any shareholder.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN


         THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2, 3a AND 3b. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


__________________         DATED:_____________________________________________
(Number of Shares)                            (Please Print Your Name)


                                              ________________________________
                                              (Signature of Shareholder)

                                              ________________________________
                                              (Please Print Your Name)

                                              ________________________________
                                              (Signature of Shareholder)
                                              (Please date this proxy and sign
                                              your name as it appears on the
                                              label. Executors, administrators,
                                              trustees, etc. should give their
                                              full titles. All joint owners
                                              should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                THE GATEWAY TRUST
                                 CINCINNATI FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 9, 1998

         The undersigned shareholder of the Cincinnati Fund (the "Fund"), a portfolio of The Gateway Trust (the "Trust"), hereby nominates, constitutes and appoints Geoffrey Keenan and Paul R. Stewart, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150 on December 9, 1998 at 9:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         PROPOSAL 1.       ELECTION OF TRUSTEES

                  To elect the nine persons below to serve as trustees of the Trust until their successors are elected and have been qualified:

                                 Walter G. Sall
                                J. Patrick Rogers
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                              R.S. (Dick) Harrison
                              William H. Schneebeck
                                 James E. Schwab

                           [   ] AUTHORITY GIVEN        [   ] AUTHORITY WITHHELD

                  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU
WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW

--------------------------------------------------------

         PROPOSAL 2.       RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS.

                  Ratification of the selection of Arthur Andersen LLP as independent accountants of the Trust for the fiscal year ending December 31, 1998.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

         PROPOSAL 3.       APPROVAL OF AMENDMENTS TO THE TRUST'S DECLARATION OF
                           TRUST.

                  3a. Approval of Amendment to the Trust's Declaration of Trust requiring the shareholders of all Funds to vote in the aggregate except as otherwise required by the Investment Company Act of 1940.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

                  3b. Approval of Amendment to the Trust's Declaration of Trust allowing the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not adversely affect the rights of any shareholder.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN


         THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2, 3a AND 3b. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


_________________          DATED:______________  _______________________________
(Number of Shares)                                (Please Print Your Name)

                                                  -----------------------------
                                                  (Signature of Shareholder)

                                                  -----------------------------
                                                  (Please Print Your Name)

                                                  -----------------------------
                                                  (Signature of Shareholder)
                                                  (Please date this proxy and
                                                  sign your name as it appears
                                                  on the label. Executors,
                                                  administrators, trustees, etc.
                                                  should give their full titles.
                                                  All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

PROXY
                                THE GATEWAY TRUST
                                  GATEWAY FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                DECEMBER 9, 1998

         The undersigned shareholder of the Gateway Fund (the "Fund"), a portfolio of The Gateway Trust (the "Trust"), hereby nominates, constitutes and appoints Geoffrey Keenan and Paul R. Stewart, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 400 TechneCenter Drive, Suite 220, Milford, Ohio 45150 on December 9, 1998 at 9:00 a.m. Eastern Standard Time and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

         PROPOSAL 1.       ELECTION OF TRUSTEES

                  To elect the nine persons below to serve as trustees of the Trust until their successors are elected and have been qualified:

                                 Walter G. Sall
                                J. Patrick Rogers
                                James M. Anderson
                               Stefen F. Brueckner
                               Kenneth A. Drucker
                                Beverly J. Fertig
                              R.S. (Dick) Harrison
                              William H. Schneebeck
                                 James E. Schwab

                           [   ] AUTHORITY GIVEN     [   ] AUTHORITY WITHHELD

                  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU
WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW

----------------------------------------------------------------

         PROPOSAL 2.       RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS.

                  Ratification of the selection of Arthur Andersen LLP as independent accountants of the Trust for the fiscal year ending December 31, 1998.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

         PROPOSAL 3.       APPROVAL OF AMENDMENTS TO THE TRUST'S DECLARATION OF
                           TRUST.

                  3a. Approval of Amendment to the Trust's Declaration of Trust requiring the shareholders of all Funds to vote in the aggregate except as otherwise required by the Investment Company Act of 1940.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

                  3b. Approval of Amendment to the Trust's Declaration of Trust allowing the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not adversely affect the rights of any shareholder.

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

         PROPOSAL 4.       APPROVAL OF THE DISTRIBUTION AND INVESTMENT ADVISORY
                           ARRANGEMENTS.

                  4a. Approval of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (contingent upon approval of Proposal 4b).

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

                  4b. Approval of a new Management Agreement with Gateway Investment Advisers, L.P., the Gateway Fund's current investment adviser (contingent upon approval of Proposal 4a).

                           [   ] FOR         [   ] AGAINST        [   ] ABSTAIN

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSALS 2, 3a, 3b, 4a AND 4b. THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS, IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES, IF ANY.


__________________         DATED:____________  _________________________________
(Number of Shares)                                (Please Print Your Name)

                                                  ------------------------------
                                                  (Signature of Shareholder)

                                                  -----------------------------
                                                  (Please Print Your Name)

                                                  -----------------------------
                                                  (Signature of Shareholder)
                                                  (Please date this proxy and
                                                  sign your name as it appears
                                                  on the label. Executors,
                                                  administrators, trustees, etc.
                                                  should give their full titles.
                                                  All joint owners should sign.)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE PRESIDENT OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.


              PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY.

                                                                       EXHIBIT A


                                 AMENDMENT NO. 8

                                THE GATEWAY TRUST
                          SECOND AMENDED AGREEMENT AND
                              DECLARATION OF TRUST



1. Pursuant to Section 9.7 of the Second Amended Agreement and Declaration of Trust of The Gateway Trust, and effective upon shareholder approval, the undersigned, being a majority of the Trustees of The Gateway Trust, hereby replace Section 5.1 in its entirety with the following:

       5.1 VOTING POWERS. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 4.1, (ii) with respect to any Adviser as provided in Section 4.6, (iii) with respect to any termination of this Trust or any series to the extent and as provided in Section 9.4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 9.7, (v) to the same extent as the shareholders of an Ohio business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to the additional matters relating to the Trust as may be required by the Trust Act or other law, this Declaration of Trust, the By-Laws, or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted in the aggregate; except (1) when required by the 1940 Act, Shares shall be voted by individual series and not in the aggregate; and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only Shareholders of such series shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by the Trust Act or other law, this Declaration of Trust, or the By-Laws to be taken by Shareholders.

2. Pursuant to Section 9.7 of the Second Amended Agreement and Declaration of Trust of The Gateway Trust, and effective upon shareholder approval, the undersigned, being a majority of the Trustees of The Gateway Trust, hereby replace Section 9.7 in its entirety with the following:

       9.7 AMENDMENTS. All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares of each series entitled to vote, except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required.

3. This document shall have the status of an amendment to said Second Amended Agreement and Declaration of Trust, and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




Dated:  December 9, 1998                             ___________________________
                                                     Walter G. Sall



________________________________                     ___________________________
James M. Anderson                                    Beverly J. Fertig



________________________________                     ___________________________
Stefen F. Brueckner                                  R. S. Harrison



________________________________                     ___________________________
Kenneth A. Drucker                                   William H. Schneebeck

                                                                       EXHIBIT B


                                  GATEWAY FUND
                                DISTRIBUTION PLAN



         WHEREAS, The Gateway Trust, an Ohio business trust (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust is authorized to issue an unlimited number of shares of beneficial interest without par value (the "Shares"), which may be divided into one or more series of Shares ("Series"); and

         WHEREAS, the Trust currently offers several Series, one of which is the Gateway Fund (the "Fund"); and

         WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Distribution Plan (the "Plan") or in any agreement relating hereto (the "Qualified Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Fund and its shareholders, have approved this Plan by votes cast in person at a meeting called for the purpose of voting hereon and on any agreements related hereto;

         NOW THEREFORE, the Trust hereby adopts this Plan for the Fund, subject to shareholder approval, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         1. DISTRIBUTION ACTIVITIES. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities related to the distribution of Shares of the Fund, which activities may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors, and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale, or retention of Shares; (b) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors, and others that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares or who render shareholder support services, including, but not limited to, allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may reasonably request; (d) costs of preparing, printing, and distributing prospectuses, statements of additional information, and reports of the Fund for recipients other than existing shareholders of the Fund; (e) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions, and television, radio, newspaper, magazine, and other mass media advertising; (f) costs of preparing, printing, and distributing sales literature; (g) costs of obtaining such information, analyses, and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (h) costs of implementing and operating this Plan. The Trust is authorized to engage in the activities listed above, and in any other activities related to the distribution of Shares, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         2. MAXIMUM EXPENDITURES. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of 0.50% of the average daily net asset value of the Fund. Such payments for distribution activities may be made directly by the Trust, or the Trust's investment adviser may pay such expenses and obtain reimbursement from the Trust.

         3.   TERM AND TERMINATION.

              (a) This Plan shall become effective on January 1, 1999, subject to approval by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

              (b) Unless terminated as herein provided, this Plan shall continue in effect for one year from the effective date and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval.

              (c) This Plan may be terminated at any time by the vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. If this Plan is terminated, the Fund will not be required to make any payments for expenses incurred after the date of termination.

         4. AMENDMENTS. All material amendments to this Plan must be approved in the manner provided for annual renewal of this Plan in Section 3(b) hereof. In addition, this Plan may not be amended to increase the amount of expenditures provided for in Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Fund (as defined in the 1940
              Act).

         5. SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons (as defined in the 1940 Act) of the Trust shall be committed to the discretion of the Trustees who are not interested persons of the Trust.

         6. QUARTERLY REPORTS. The Treasurer of the Trust shall provide to the Trustees and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         7. RECORDKEEPING. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan, the agreements or such reports, as the case may be, the first two years in an easily accessible place.

         8. LIMITATION OF LIABILITY. A copy of the Agreement and Declaration of Trust of the Trust, as amended, is on file with the Secretary of the State of Ohio and notice is hereby given that this Plan is executed on behalf of the Trustees of the Trust as trustees and not individually and that the obligations of this instrument are not binding upon the Trustees, the shareholders of the Trust individually, or the assets or property of any other series of the Trust, but are binding only upon the assets and property of the Fund.

                                                                       EXHIBIT C


                                  GATEWAY FUND
                              MANAGEMENT AGREEMENT


         THIS AGREEMENT made as of the ____ day of ____________, 1998, by and between THE GATEWAY TRUST, an Ohio business trust (the "Trust"), and GATEWAY INVESTMENT ADVISERS, L.P., a Delaware limited partnership (the "Adviser").

                                   WITNESSETH:

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), the shares of beneficial interest (the "Shares") of which are registered under the Securities Act of 1933; and

         WHEREAS, the Trust is authorized to issue Shares in separate series with each such series representing the interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Trust offers Shares in a series known as the Gateway Fund (the "Fund"); and

         WHEREAS, the Adviser is currently providing investment advisory and management services to the Fund pursuant to an investment advisory contract dated December 15, 1995; and

         WHEREAS, the Trust and the Adviser desire to revise the compensation and allocation of expenses with respect to the Adviser's provision of investment advisory and management services to the Fund.

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Adviser shall act as investment manager for the Fund and shall, in such capacity, supervise the investment and reinvestment of the cash, securities, or other properties comprising the assets of the Fund, subject at all times to the policies applicable to the Fund and to the control of the Board of Trustees of the Trust. The Adviser shall give the Trust the benefit of its best judgment, efforts, and facilities in rendering its services as investment manager.

         2. In carrying out its obligations under paragraph 1 hereof, the Adviser shall:

              (a) obtain and evaluate pertinent information about significant developments and economic, statistical, and financial data, domestic, foreign, or otherwise, whether affecting the Fund or the economy generally, and whether concerning the individual companies whose securities or options therefore are included in the Fund or the industries in which they engage, or with respect to other securities or options therefore which the Adviser considers desirable for inclusion in the Fund;

              (b) determine what industries and companies shall be represented in the Fund and regularly report them to the Board of Trustees of the Trust;

              (c) formulate and implement programs for the purchases and sales of any securities or options and regularly report thereon to the Board of Trustees of the Trust;

              (d) place all orders for the purchase and sale of investments for the Fund, including the purchase and/or sale of options and the effecting of closing purchase transactions, for the Fund's account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser shall always seek best execution, which is to execute the Fund's transactions where the most favorable combination of price and execution services in particular transactions can be obtained or provided on a continuing basis or with respect to individual transactions by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement, or otherwise, solely by reason of its having either
                  (i) dealt with an affiliate of the Adviser, or (ii) caused the Fund to pay a broker or dealer that provides brokerage, research, and statistical services to the Adviser an amount of commission for effecting a portfolio investment transaction, including the sale of an option or a closing purchase transaction, in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith and in the best interest of the Fund that (x) the commission and other expenses of any such affiliate are comparable to the commission and other expenses charged by unaffiliated brokers and dealers, and (y) such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund and to any other of its clients as to which it exercises investment discretion;

              (e) present a written report to the Board of Trustees of the Trust at least quarterly indicating total brokerage expenses, actual or imputed, as well as the services obtained in consideration for such expenses; and

              (f) take, on behalf of the Fund, all actions which appear to the
                  Adviser necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid.

         3. Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Trust.

         4. In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

              (a) all applicable provisions of the Act and any rules and regulations adopted thereunder;

              (b) the provisions of the Agreement and Declaration of Trust of the Trust, as amended from time to time;

              (c) the provisions of the By-Laws of the Trust, as amended from time to time;

              (d) the provisions of the Registration Statements of the Trust under the Securities Act of 1933 and the Act, as amended from time to time; and

              (e) any other applicable provision of state or federal law.

         5. (a) The Adviser, at its sole expense, shall provide the Trust with (i) investment recommendations regarding the Fund's investments; (ii) office space, secretarial, clerical, and other office help, telephones, securities valuations, and other office equipment; and (iii) the services of all officers of the Trust.

              (b) The Adviser shall bear all (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs.

              (c) Except as set forth above, the Trust has agreed to pay all its operating expenses, including without limitation the expenses of continuing the Trust's existence; the expenses of trustees not employed by the Adviser; expenses incurred by the Fund pursuant to the Fund's Distribution Plan; expenses of registering or qualifying the Trust or its shares under federal and various state laws and maintaining and updating such registrations and qualifications on a current basis; interest expenses, taxes, fees, and commissions of every kind; expenses of issue, including cost of share certificates; repurchases and redemption of shares; charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents, and registrars; expenses of valuing shares of each Fund; auditing, accounting, and legal expenses; expenses of shareholder meetings and proxy solicitations therefore; insurance expenses; membership fees of the Investment Company Institute; and all "extraordinary expenses" as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto. A majority of the Board of Trustees of the Trust and a majority of the trustees who are not parties to this agreement (except as a trustee of the Trust), voting separately, shall determine which expenses shall be characterized as "extraordinary expenses." The expenses to be borne by the Trust under this subparagraph shall be determined by the Board of Trustees of the Trust.

              (d) All ordinary business expenses of the Trust shall be borne by the Trust unless subparagraph 5(a) or 5(b) hereof specifically provides otherwise.

         6. The Trust will pay the Adviser, as full compensation for services rendered hereunder, a daily fee computed at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund; minus (b) the amount of the Fund's expenses incurred pursuant to its Distribution Plan. If the Adviser is providing transfer agency, fund accounting, and other services pursuant to the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no compensation for such services during the term of this Agreement.

         7. If, for any fiscal year, the total of all expenses of the Fund (including compensation paid to the Adviser but excluding taxes, interest, brokerage commissions, and "extraordinary expenses" as determined in accordance with subparagraph 5(c) hereof) would exceed 1.50% of the average daily net asset value of the Fund, the Adviser will bear any such excess expenses. Every month the investment advisory fee with respect to the Fund will be determined and the Fund's expenses projected. If the Fund's projected expenses are in excess of the expense limitation set forth above, the investment advisory fee with respect to the Fund paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment at the end of the Fund's fiscal year; provided, however, that if such amount of reduction should exceed such monthly investment advisory fee, the Adviser will repay to the Fund such portion of its investment advisory fee previously received with respect to such fiscal year as may be required to make up the deficiency.

              Any reimbursement with respect to the Fund pursuant to the expense limitations set forth in this paragraph 7 will be limited on an annual basis to compensation received by the Adviser from the Fund pursuant to this Agreement.

         8. The Trust shall at all times keep the Adviser fully informed with regard to the securities owned by the Fund, the funds available or to become available to the Fund for investment, and generally as to the condition of the Fund's affairs. It shall furnish the Adviser with a copy of all financial statements certified by its financial officer, and a signed copy of each financial statement audited by certified public accountants with respect to it.

         9. This contract shall become effective on January 1, 1999. It shall remain in effect, subject to para-graph 10(a) hereof, for a period of two years, and thereafter, provided that its continuance for the

              Fund for each renewal year is specifically approved, in advance,
              (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund, and (ii) by vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

        10. (a) This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Adviser, on sixty days' written notice to the other party. The notice provided for herein may be waived by either party.

              (b) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security or other investment, except that nothing under this paragraph shall be deemed to be a waiver of any rights of the Trust or of any shareholder of the Fund that may exist under the federal securities laws.

        11. It is understood that the Adviser may perform investment advisory services for various other clients, including investment companies. The Adviser agrees to report to the Board of Trustees (at regular quarterly meetings and at such other times as the Board of Trustees reasonably shall request) (i) the financial condition and prospects of the Adviser, (ii) the nature and amount of transactions affecting the Fund that involve the Adviser and affiliates of the Adviser, (iii) information regarding any potential conflicts of interest arising by reason of its continuing provision of advisory services to the Fund and to its other accounts, and (iv) such other information as the Board of Trustees shall reasonably request regarding the Fund, the Fund's performance, the services provided by the Adviser to the Fund as compared to its other accounts, and the plans and capability of the Adviser with respect to providing future services to the Fund and its other accounts. At least annually, the Adviser shall report to the Trustees the total number and type of such other accounts and the approximate total asset value thereof (but not the identities of the beneficial owners of such accounts). The Trust agrees that the Adviser may give advice and take action with respect to any of its clients which may differ from advice given or the timing or nature of the action taken with respect to the Fund, so long as it is the Adviser's policy, to the extent practicable, to allocate investment transactions among the Fund and its other accounts, over a period of time, on a fair and equitable basis. The Adviser agrees to submit to the Trust a statement defining its policies with respect to the allocation of business among the Fund and its other clients.

              Broker/dealer affiliates of the Adviser may effect orders on national securities exchanges for the Fund and may retain compensation in connection with effecting such transactions, so long as the Adviser furnishes the Board of Trustees, at least annually, with a statement setting forth the total amount of all compensation retained by such broker/dealer affiliates in connection with effecting such transactions within the preceding year for the Trust.

        12. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved by the vote of a majority of trustees of the Trust, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as trustees of the Trust), cast in person at a meeting called for that purpose, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the shareholders of the Fund.

        13. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Act.

        14. All parties hereto are expressly put on notice of (i) The Gateway Trust Agreement and Declaration of Trust, as amended, which is on file with the Secretary of the State of Ohio, and (ii) the limitation of shareholder and trustee liability contained therein and in Chapter 1746 of the Ohio Revised Code. Notice is hereby given that the obligations of this Agreement are not binding upon any of the trustees, officers, or shareholders of the Trust individually but are binding upon only the assets and property of the Trust. With respect to any claim by the Adviser for recovery of any portion of the investment management fee (or any other liability of the Trust arising hereunder), whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of the Fund to satisfy such claim and shall have no recourse against the assets of any other funds of the Trust for such purpose.

        15. (a) This contract shall be construed in accordance with and governed by applicable federal law and the laws of the State of Ohio.

              (b) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation, order, or interpretation of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation, order, or interpretation.

        16. Any notices under this Agreement shall be in writing addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Adviser for this purpose shall be 400 TechneCenter Drive, Suite 220, Milford, Ohio, 45150.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate as of the day and year first above written.

                                THE GATEWAY TRUST

                                By:
                                   --------------------------------
                                   Walter G. Sall
                                   Chairman

ATTEST:

By:
   --------------------------
   Secretary

                                GATEWAY INVESTMENT ADVISERS, L.P.
                                BY: GATEWAY INVESTMENT ADVISERS, INC.

                                By:
                                   --------------------------------
                                   President

ATTEST:

By:
   --------------------------
   Secretary

[THE GATEWAY TRUST LETTERHEAD]

October 30, 1998



Dear Shareholder:

The proxy card(s) you previously received with the Proxy Statement did not show your Gateway account number, but rather a counter number that was assigned by the fulfillment company that processed the proxy cards. To eliminate any confusion caused by the omitted Gateway account number, the fulfillment company agreed to reprint and mail corrected proxy cards showing Gateway account numbers. The reprinted proxy card(s) are enclosed for your signature(s). Please refer to the Proxy Statement for discussion of the issues on which you are voting.

We encourage you to sign, date, and return the enclosed proxy card(s) at your very earliest convenience. Please note that if this is a joint account, all owners must sign. If you correctly signed and returned the original proxy card(s), it is not necessary to return the enclosed card(s).

We apologize for any inconvenience or confusion this may have caused. Should you have any questions regarding this enclosed proxy material or if you would like another Proxy Statement, please don't hesitate to contact us at
(800)354-6339.


Sincerely,

/s/ Walter G. Sall

Walter G. Sall
Chairman


/s/ J. Patrick Rogers

J. Patrick Rogers, CFA
President